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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
REALTY INCOME CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
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March 9, 2004

Dear Stockholder:

        You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Realty Income Corporation to be held at 9:00 a.m., local time, on May 11, 2004 at the California Center for the Arts Escondido, 340 North Escondido Boulevard, Escondido, California 92025.

        At the Annual Meeting, you will be asked to consider and vote upon the election of two directors to our Board of Directors of the Company.

        The election of the members of our Board of Directors is more fully described in the accompanying Proxy Statement. We urge you to carefully review the Proxy Statement.

        Our Board of Directors recommends a VOTE FOR the election of each nominee to the Board of Directors named in the accompanying Proxy Statement.

        YOUR VOTE IS IMPORTANT TO US, WHETHER YOU OWN FEW OR MANY SHARES! Please complete, date and sign the enclosed proxy card and return it in the accompanying postage paid envelope, even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

Sincerely,
/s/ THOMAS A. LEWIS
THOMAS A. LEWIS Vice Chairman of the Board, Chief Executive Officer

REALTY INCOME CORPORATION
220 West Crest Street
Escondido, California 92025-1707

NOTICE OF ANNUAL MEETING TO BE HELD ON
May 11, 2004

TO THE STOCKHOLDERS OF
REALTY INCOME CORPORATION:

        Notice is hereby given that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Realty Income Corporation, a Maryland corporation (the "Company" or "Realty Income"), will be held at 9:00 a.m., local time, on May 11, 2004 at the California Center for the Arts Escondido, 340 North Escondido Boulevard, Escondido, California 92025, to consider and act upon:

  1.
  The election of two members of the Board of Directors of the Company; and

  2.
  Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The election of directors is more fully described in the accompanying Proxy Statement, which forms a part of this Notice.

        Immediately following the Annual Meeting, management will report on the current activities of Realty Income and comment on its future plans. A discussion period is planned so that stockholders will have an opportunity to ask questions and make appropriate comments.

        The Board of Directors has fixed the close of business on March 3, 2004 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders will be available for inspection at the offices of the Company at 220 West Crest Street, Escondido, California, 92025 at least ten days prior to the Annual Meeting.

        If you plan to be present, please notify the undersigned so that identification can be prepared for you. Whether or not you plan to attend the Annual Meeting, please execute, date and promptly return the enclosed proxy. A return envelope is enclosed for your convenience and requires no postage for mailing in the United States. If you are present at the Annual Meeting you may, if you wish, withdraw your proxy and vote in person. Thank you for your interest and consideration.

Sincerely,
/s/ MICHAEL R. PFEIFFER
Michael R. Pfeiffer Executive Vice President, General Counsel and Secretary
March 9, 2004

YOUR VOTE IS IMPORTANT
TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED
PROXY AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE

REALTY INCOME CORPORATION
220 West Crest Street
Escondido, California 92025-1707

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
May 11, 2004

        This Proxy Statement is furnished to the stockholders of Realty Income Corporation, a Maryland corporation ("Realty Income," the "Company," "we" or "our"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 11, 2004, at 9:00 a.m., local time, at the California Center for the Arts Escondido, 340 North Escondido Boulevard, Escondido, California 92025, and at any adjournment or postponement thereof. The approximate date on which this proxy statement and form of proxy solicited on behalf of the Board of Directors will first be sent to our Company's stockholders is on or about March 26, 2004.

        At the Annual Meeting, holders of record of shares of our Common Stock will consider and vote upon (i) the election of two members of the Board of Directors of the Company; and (ii) such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote FOR each nominee to the Board of Directors named in this Proxy Statement. See "Proposal 1, Election of Directors."

        On March 3, 2004, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, we had 38,009,717 shares of common stock, par value $1.00 per share, outstanding. Each share of our common stock is entitled to one vote on each matter properly brought before the meeting. Stockholders are not permitted to cumulate their shares of common stock for the purpose of electing directors or otherwise.

        Unless contrary instructions are indicated on the proxy, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are exercised) will be voted at the Annual Meeting FOR the election of each nominee to the Board of Directors named in this Proxy Statement. With respect to any other business which may properly come before the Annual Meeting and be submitted to a vote of stockholders, proxies received by the Board of Directors will be voted in the discretion of the designated proxy holders. A stockholder may revoke his or her proxy at any time before exercise by delivering to our Secretary a written notice of revocation, by filing with our Secretary a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not by itself be sufficient to revoke a proxy.

        The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum. The election inspector will treat shares represented by properly signed and returned proxies marked WITHHOLD AUTHORITY as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of a director. Thus, the two nominees receiving the highest number of votes will be elected. For the purposes of the election of directors, abstentions will have no effect on the outcome of the vote. The election of directors is a matter on which a broker or other nominee is empowered to vote. Accordingly, no broker non-votes will result from this proposal.

        If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have theretofore effectively been revoked or withdrawn).

        We will bear the cost of soliciting proxies from our stockholders. In addition to solicitation by mail, our directors, officers, employees and agents may solicit proxies by telephone, telegram, internet or otherwise. These directors, officers and employees of the Company will not be additionally compensated for the solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of our common stock held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such material.

        Our common stock is traded on the New York Stock Exchange, Inc. ("NYSE") under the ticker symbol "O." On March 3, 2004, the last reported sale price for our common stock on the NYSE was $44.10 per share.

        No person is authorized to make any representation with respect to the matters described in this Proxy Statement other than those contained herein and, if given or made, such information or representation must not be relied upon as having been authorized by us or any other person.

The date of this Proxy Statement is March 9, 2004.

PROPOSAL 1
ELECTION OF DIRECTORS

General

        Our Board of Directors currently consists of seven directors divided into three classes, designated as Class I, Class II and Class III. Each class is elected to a three-year term and the election of directors is staggered, so that only one class of directors is elected at each annual meeting of stockholders. The Class I directors' terms expire at the 2004 Annual Meeting of stockholders. Stockholders of record as of the close of business on March 3, 2004 will be entitled to vote on the election of two Class I directors for three-year terms at the Annual Meeting.

Vote Required: Board Recommendation

        A plurality of all the votes cast at the Annual Meeting, assuming a quorum is present, will be sufficient to elect each director. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of each of the director nominees named below. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unable to serve or will not serve, the shares represented by the proxies will be voted for another person or persons designated by our Board of Directors. In no event will the proxies be voted for more than two nominees. The Board of Directors recommends a vote FOR the election of Mr. Kuppinger and Mr. McKee as directors.

Director Nominees

        The following table sets forth certain information regarding the director nominees, both of whom presently serve as directors:

Name	Age	Title	Class
Roger P. Kuppinger	63	Director	I
Michael D. McKee	58	Director	I

        Roger P. Kuppinger has been a Director of the Company since August 1994. He is a self-employed investment banker and financial advisor who is an active investor in both private and public companies. Prior to March 1994, he was a Managing Director at the investment banking firm of Sutro & Co. Inc. Prior to joining Sutro in 1969, he worked at First Interstate Bank, formerly named United California Bank (1964-1969). He has served on over fourteen boards of directors for both public and private companies, and currently serves on the board of directors of BRE Properties, Inc. Mr. Kuppinger is chairman of the Audit Committee and is a member of the Compensation Committee and the Nominating/Corporate Governance Committee.

        Michael D. McKee has been a Director of the Company since August 1994. He is Vice Chairman (July 1999-present) and Chief Operating Officer (2001-present) of The Irvine Company and was Chief Financial Officer (1997-2001) and Executive Vice President (1994 - 1999) of The Irvine Company. Prior to joining The Irvine Company, he was a partner in the law firm of Latham & Watkins (1986-1994). His business and legal experience includes numerous acquisition and disposition transactions, as well as a variety of public and private offerings of equity and debt securities. He is currently a member of the board of directors of The Irvine Company, Health Care Property Investors, Inc. and Mandalay Resorts Group. Mr. McKee is a member of the Compensation Committee and the Nominating/Corporate Governance Committee.

Incumbent Directors

Name	Age	Title	Class
Donald R. Cameron	64	Director	II
Willard H. Smith Jr	67	Director	II
William E. Clark, Jr.	66	Chairman	III
Thomas A. Lewis	51	Vice Chairman and Chief Executive Officer	III
Kathleen R. Allen	58	Director	III

        Donald R. Cameron has been a Director of the Company since August 1994. He is a co-founder and President of Cameron, Murphy & Spangler, Inc., a securities broker-dealer firm and registered investment advisor located in Pasadena, California. Prior to founding Cameron, Murphy & Spangler in 1975, he worked at the securities brokerage firm of Glore Forgan Staats, Inc. and its successors (1969-1975). Mr. Cameron is chairman of the Compensation Committee and is a member of the Audit Committee and the Nominating/Corporate Governance Committee.

        Willard H. Smith Jr has been a Director of the Company since July 1996. He was a Managing Director, Equity Capital Markets Division, of Merrill Lynch & Co. from 1983 until his retirement in 1996. Prior to joining Merrill Lynch in 1979, he was employed by F. Eberstadt & Co. (1971 - 1979). Mr. Smith also serves on the boards of directors of the Cohen & Steers Family of Funds. He is also a member of the board of directors of Essex Property Trust and Highwoods Property Trust. Mr. Smith also serves as a director of Crest Net Lease, Inc., a subsidiary of Realty Income. Mr. Smith is chairman of the Nominating/Corporate Governance Committee and is a member of the Audit Committee and the Compensation Committee.

        William E. Clark, Jr. is the Chairman of the Board of Directors of the Company and has served in this position since 1969. He served as Chief Executive Officer of the Company from 1969 to May 1997. Mr. Clark was also co-founder of Realty Income Corporation. He has been involved as a principal in commercial real estate acquisition, development, management and sales for over 40 years. His involvement includes land acquisition, tenant lease negotiations, construction and sales of commercial properties for regional and national retail chain store operations throughout the United States.

        Thomas A. Lewis is Chief Executive Officer of Realty Income. He is also Vice Chairman of the Board of Directors and has been a member of the Board since September 1993. He joined the Company in 1987 and served in a variety of executive positions, including Vice President, Capital Markets until 1997 when he was named Chief Executive Officer. In 2000-2001 he also held the position of President. Prior to joining Realty Income, he was an executive with Johnstown Capital, a real estate investment company (1982-1987), an Investment Specialist with Sutro & Company, a member of the NYSE (1979-1982), and was in marketing with Procter & Gamble (1974-1979). Mr. Lewis also serves as a director and officer of Crest Net Lease, Inc., a subsidiary of Realty Income.

        Kathleen R. Allen, Ph.D. has been a Director of the Company since February 2000. She is a Professor at the Marshall School of Business and the Director of the Technology Commercialization Alliance at the University of Southern California (1991-present) and is also the co-founder and Chairman of Gentech Corporation (1994-present). She serves as a consultant to two medical technology ventures, and is the author of ten books in the field of entrepreneurship and technology, a field in which she is considered an expert. Dr. Allen is a member of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee.

Board Independence

        The Board has determined that each of its current directors, except for Messrs. Lewis and Clark, has no material relationship with Realty Income (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and is "independent" within the meaning of Realty Income's director independence standards, which reflect the NYSE director independence standards, as currently in effect. Furthermore, the Board has determined that each of the members of each of the Board's committees has no material relationship with Realty Income (either directly or as a partner, stockholder or officer of an organization that has a relationship with Realty Income) and is "independent" within the meaning of Realty Income's director independence standards.

Committees of the Board of Directors

        The Audit Committee of the Board of Directors was established in accordance with Section 10A-3 of the Securities Exchange Act of 1934 and is comprised of Dr. Allen and Messrs. Cameron, Kuppinger (chairman) and Smith. From inception of the Audit Committee through February 2004, Mr. Clark served on this committee. The Board has determined that Mr. Kuppinger qualifies as the audit committee financial expert, as defined in Item 401(h)(2)-(3) of Regulation S-K. The Audit Committee's principal responsibilities include the selection, approval and engagement of our independent auditors, approving any special assignments given to the independent auditors and reviewing (i) the scope and results of the audit engagement with the independent auditors and management, including the auditors' letter of comments and management's responses thereto, (ii) the independence of the independent auditors, (iii) the effectiveness and efficiency of our internal accounting staff and (iv) any proposed significant accounting changes.

        The Compensation Committee of the Board of Directors is comprised of Dr. Allen and Messrs. Cameron (chairman), Kuppinger, McKee and Smith. From inception of the Compensation Committee through February 2004, Mr. Clark served on this committee. The Compensation Committee's principal responsibilities include (i) establishing remuneration levels for officers of the Company, (ii) reviewing management organization and development, (iii) reviewing significant employee benefits programs and (iv) establishing and administering executive compensation programs, including bonus plans, stock option and other equity-based programs, deferred compensation plans and any other cash or stock incentive programs.

        The Nominating/Corporate Governance Committee of the Board of Directors is comprised of Dr. Allen and Messrs. Cameron, Kuppinger, McKee and Smith (chairman). From inception of the Nominating/Corporate Governance Committee through February 2004, Mr. Clark served on this committee. The Corporate Governance Committee's principal purpose is to provide counsel to the Board of Directors with respect to (i) organization, membership and function of the Board of Directors, (ii) structure and membership of the committees of the Board of Directors and (iii) succession planning for the executive management of the Company.

        The Board has adopted charters for each of the Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee. The Company's Audit Committee Charter is attached hereto as Appendix A. Each of these charters is available on the Company's website at www.realtyincome.com and will be provided without charge upon request to the Corporate Secretary, Realty Income Corporation, 220 West Crest Street, Escondido, California 92025. The information contained on our website is not incorporated by reference into and does not form a part of this proxy statement.

        The Board of Directors may from time to time establish certain other committees to facilitate the management of the Company.

Meetings and Attendance

        The Board of Directors met 15 times during 2003. In 2003, the Audit Committee met 10 times, the Compensation Committee met two times and the Nominating/Corporate Governance Committee met three times. All directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors while they were on the Board and (ii) the total number of meetings of the committees of the Board of Directors on which such directors served. Every director is expected to attend in person the Annual Meeting of Stockholders, absent extraordinary circumstances such as a personal emergency. Each director attended the 2003 Annual Meeting.

        To ensure free and open discussion among the independent directors of the Board, executive sessions will be held in conjunction with the regularly scheduled meetings of the Board, at which only independent directors are present. The independent directors have nominated Mr. Cameron to serve as presiding director at each executive session.

Code of Business Ethics

        The Company has adopted a Code of Business Ethics that applies to the Company's employees and directors. The Code of Business Ethics is posted on the Company's website at www.realtyincome.com and will be provided without charge upon request to the Corporate Secretary, Realty Income Corporation, 220 West Crest Street, Escondido, California 92025.

Director Qualifications

        The director qualifications developed to date focus on what the Nominating/Corporate Governance Committee believes to be essential competencies to effectively serve on the Board. In reviewing and considering potential nominees for the Board, the Nominating/Corporate Governance Committee looks at the following qualities, skills and attributes: (i) strong ethical character and values in common with those of Realty Income; (ii) reputations, both personal and professional, consistent with the image and reputation of Realty Income; (iii) high accomplishments in the potential nominee's respective field, including superior credentials and recognition; (iv) leadership roles in complex organizations; (v) recognition as a leader in the field of real estate operation and management; and (vi) exercise of sound business judgment.

Identifying and Evaluating Nominees for Directors

        The Nominating/Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members with qualifications and skills that are consistent with the Nominating/Corporate Governance Committee's criteria for Board service are re-nominated. As to new candidates, the Nominating/Corporate Governance Committee will generally poll Board members and members of management for their recommendations. The Nominating/Corporate Governance Committee may also hire a search firm if deemed appropriate. An initial slate of candidates will be presented to the Chairman of the Nominating/Corporate Governance Committee, who will then make an initial determination as to the qualification and fit of each candidate. Final candidates will be interviewed by the Chief Executive Officer and a Nominating/Corporate Governance Committee member. The Nominating/Corporate Governance Committee will then approve final director candidates and, after review and deliberation of all feedback and data, will make its recommendation to the Board. Recommendations received by stockholders will be considered and processed and are subject to the same criteria as are candidates nominated by the Nominating/Corporate Governance Committee.

Stockholder Nominations

        The Nominating/Corporate Governance Committee's policy is to consider candidates recommended by stockholders. The stockholder must submit a detailed resume of the candidate and an explanation of the reasons why the stockholder believes the candidate is qualified for service on the Board and how the candidate satisfies the Board's criteria. The stockholder must also provide such other information about the candidate as would be required by the SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The stockholder must submit proof of Realty Income stockholdings. All communications are to be directed to the Chairperson of the Nominating/Corporate Governance Committee, c/o the Corporate Secretary, Realty Income Corporation. Recommendations received after 120 days prior to the mailing of proxy will likely not be considered timely for consideration at that year's annual meeting. Properly submitted stockholder recommendations will be evaluated by the Nominating/Corporate Governance Committee using the same criteria used to evaluate other director candidates.

Communications with the Board

        Stockholders may communicate with our Board members in writing sent by email (mpfeiffer@realtyincome.com) or mail addressed to the Chairman of the Nominating/Corporate Governance Committee, c/o the Corporate Secretary, Realty Income Corporation, 220 West Crest Street, Escondido, CA 92025. All correspondence will be forwarded promptly by the Corporate Secretary to the Chairman.

Compensation of the Company's Directors

        No officer of the Company receives or will receive any compensation for serving the Company as a member of the Board of Directors or any of its committees. Directors who are not officers of the Company receive the following fees:

  •
  $15,000 annual fee ($30,000 for the Chairman of the Board);

  •
  $1,000 for attending Board of Directors meetings in person ($1,500 for the Chairman of the Board);

  •
  $500 for attending Board of Directors meetings by telephone ($750 for the Chairman of the Board); and

  •
  $500 for attending Board of Directors committee meetings in person ($1,000 for the chairman of the committee);

  •
  $250 for attending Board of Directors committee meetings by telephone ($500 for the chairman of the committee).

  •
  The Chairman of the Audit Committee receives an additional $10,000 annual fee.

  •
  The Chairman of the Compensation Committee receives an additional $5,000 annual fee.

        We may also reimburse directors for travel expenses incurred in connection with their activities on behalf of the Company. Our stock incentive plan provides that, upon initial election to the Board of Directors and at each Annual Meeting of Stockholders thereafter, if the director is still serving as a director, each director who is not an officer of the Company is automatically granted 2,000 shares of restricted common stock of the Company, which vest evenly over five years.

EXECUTIVE OFFICERS OF THE COMPANY

Name	Title	Age
Thomas A. Lewis	Vice Chairman of the Board and Chief Executive Officer	51
Gary M. Malino	President, Chief Operating Officer	46
Paul M. Meurer	Executive Vice President, Chief Financial Officer and Treasurer	38
Michael R. Pfeiffer	Executive Vice President, General Counsel and Secretary	43
Mark G. Selman	Senior Vice President, Portfolio Management	49

        Biographical information with respect to Mr. Lewis is set forth above under Incumbent Directors.

        Gary M. Malino is President and Chief Operating Officer of Realty Income. He joined the Company in 1985 and served in various executive positions until 1994 when he was named Chief Financial Officer and Treasurer. During 2001, Mr. Malino was promoted to President and Chief Operating Officer. Prior to joining Realty Income, he was a Certified Public Accountant for a Los Angeles based accounting firm (1981-1985) and Assistant Controller with McMillin Development Company, a real estate development company (1979-1981). Mr. Malino also serves as an officer of Crest Net Lease, Inc., a subsidiary of Realty Income.

        Paul M. Meurer is Executive Vice President, Chief Financial Officer and Treasurer of Realty Income, positions he has held since joining the Company in 2001. Prior to joining Realty Income, he was a Director in Merrill Lynch & Co.'s Real Estate Investment Banking Group (1992-2001), a real estate consultant with General Atlantic Partners (1991) and worked in the Real Estate Investment Banking Department at Goldman Sachs & Co. (1987-1990). Mr. Meurer also serves as an officer of Crest Net Lease, Inc., a subsidiary of Realty Income.

        Michael R. Pfeiffer is Executive Vice President, General Counsel and Secretary of Realty Income. He joined the Company in 1990 and served as Corporate Counsel until 1995 when he was named General Counsel and Secretary. Mr. Pfeiffer left Realty Income in September 2001 and served as Executive Vice President and General Counsel for Westfield Corporation, Inc., a retail shopping mall owner until May 2002 when he returned to Realty Income as Executive Vice President, General Counsel and Secretary. Prior to 1990, he was in private practice with a firm specializing in real estate transactional law and served as Associate Counsel with First American Title Insurance Company. He is a licensed attorney and member of the State Bar of California and Florida. Mr. Pfeiffer also serves as an officer of Crest Net Lease, Inc., a subsidiary of Realty Income.

        Mark G. Selman is Senior Vice President, Portfolio Management. He joined the Company in 1997 and served as both a Director and Vice President of Portfolio Management before being promoted to Senior Vice President in 2000. Prior to joining Realty Income, he was with the Real Estate Consulting Group of KPMG Peat Marwick LLP (1989-1997) and was an investment advisor and registered representative for the investment firms of Kidder Peabody (1986-1988) and Wedbush, Noble, Cook (1983-1986).

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information concerning the compensation awarded to, earned by or paid to our Chief Executive Officer and to the other four most highly compensated executive officers of the Company (the "Named Executive Officers") for the fiscal years ended December 31, 2003, 2002 and 2001.

	Annual Compensation					Long-Term Compensation
						Awards (2)		Payouts
Name and Principal Position	Year	Salary		Bonus (1)		Restricted Stock (3)		All Other Compensation (4)
Thomas A. Lewis Vice Chairman of the Board and Chief Executive Officer	2003 2002 2001	$ $ $	350,000 350,000 350,000	$ $ $	215,000 160,704 114,685	$ $ $	1,200,000 927,500 882,000	$ $ $	7,518 5,760 5,100
Gary M. Malino President and Chief Operating Officer	2003 2002 2001	$ $ $	280,000 280,000 252,507	$ $ $	98,000 64,009 50,809	$ $ $	600,000 525,000 352,800	$ $ $	6,945 5,760 5,100
Paul M. Meurer (5) Executive Vice President, Chief Financial Officer and Treasurer	2003 2002 2001	$ $ $	237,000 237,000 23,804	$ $ $	56,000 23,850 0	$ $ $	400,000 332,500 294,000	$ $ $	6,474 5,760 0
Michael R. Pfeiffer (6) Executive Vice President, General Counsel and Secretary	2003 2002 2001	$ $ $	237,000 128,724 160,530	$ $ $	56,000 0 0	$ $ $	400,000 210,000 0	$ $ $	6,527 260 5,100
Mark G. Selman Senior Vice President, Portfolio Management	2003 2002 2001	$ $ $	180,000 180,000 180,000	$ $ $	76,000 41,433 19,031	$ $ $	240,000 203,000 470,400	$ $ $	6,585 6,151 5,100

(1)
The bonuses shown as compensation for 2003, 2002 and 2001 were paid in January 2004, January 2003 and January 2002, respectively.

(2)
The restricted stock shown as compensation for 2003, 2002 and 2001 was granted on January 1, 2004, January 1, 2003 and January 1, 2002, respectively. We grant options and restricted stock from time to time to executive officers based on performance during a fiscal year and, since such performance often cannot be measured until the end of a fiscal year, the options and restricted stock grants may be made in the subsequent fiscal year.

(3)
Restricted stock is awarded by the Compensation Committee of the Board of Directors in accordance with the provisions of our stock incentive plan. Restricted stock granted for 2003, 2002 and 2001 vests equally over ten years on each anniversary of the grant date. Restricted stock is eligible to receive distributions from the date of grant. At January 1, 2004, the Named Executive Officers held 203,970 shares of unvested restricted stock valued at $8,158,800, based upon a price per share of $40.00. Based on a price per share of $40.00, at January 1, 2004, Messrs. Lewis, Malino, Meurer, Pfeiffer and Selman had unvested restricted stock valued at $3,646,000, $1,734,000, $1,062,000, $616,000 and $1,100,800, respectively. For the three-year period ended December 31, 2003, 201,800 restricted shares were awarded to the Named Executive Officers.

(4)
Includes the amount we contribute pursuant to a 401(k) retirement plan and payments on behalf of the officers for group term insurance. Under the terms of our 401(k) plan, we match 50% of the employee's contribution to the plan up to 3% of the employee's compensation. Employees may contribute up to 60% of their salary, subject to annual limits under the IRS Code of 1986, as amended. In 2003, for each of the Named Executive Officers, the amount listed includes $6,000 for 401K employer contributions, with the remaining amount representing payments by the Company for group term life insurance.

(5)
Mr. Meurer's employment began in October 2001.

(6)
Mr. Pfeiffer left the Company in August 2001 and resumed his employment with the company in May 2002.

Option Grants in Last Fiscal Year

        No stock options were granted to the Named Executive Officers for 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table

        The following table provides information related to the exercise of stock options during the year ended December 31, 2003 by each of the Named Executive Officers and the 2003 fiscal year-end value of in-the-money exercisable and unexercisable options.

Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options At FY-End Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End Exercisable/ Unexercisable (1)
Thomas A. Lewis	13,334	$185,111	— / —	— / —
Gary M. Malino	—	—	6,666 / —	$129,154 / —
Paul M. Meurer	—	—	— / —	— / —
Michael R. Pfeiffer	—	—	— / —	— / —
Mark G. Selman	5,767	$82,362	— / —	— / —

(1)
Market value of underlying Common Stock on date of fiscal year-end minus the exercise price for in-the-money options. The price per share as of December 31, 2003 was $40.00.

Employment Agreements

        Effective January 1, 2004, each of the Named Executive Officers has entered into an employment agreement with the Company. In 2004, under these agreements, Mr. Lewis receives a base salary of $350,000, Mr. Malino receives a base salary of $300,000, Mr. Meurer receives a base salary of $250,000, Mr. Pfeiffer receives a base salary of $250,000 and Mr. Selman receives a base salary of $180,000. In addition, each of the Named Executive Officers has the right to receive severance compensation upon the occurrence of certain events as specified in the agreements. The employee may terminate the agreement at any time upon two weeks written notice to the Company. The Company may terminate the agreement without cause at any time upon written notice to the employee. The employment agreements provide that upon termination by the Company, including termination resulting from a change in control of the Company, the employee will be entitled to receive monthly severance payments. Each of Messrs. Lewis, Malino, Meurer and Pfeiffer is entitled to receive severance payments equal to one year's base salary, payable over 12 months, and Mr. Selman is entitled to receive severance payments equal to six months' base salary, payable over six months. The amount of severance compensation is increased by 50% in the event of a termination resulting from a change in control of the Company. In addition, in the event of a change of control of the Company, all unvested options and restricted stock become vested.

        The employment agreements provide that the employee must devote his full time, attention and energy to the business of the Company and may not engage in any other business activity which would interfere with the performance of his duties or be competitive with the Company, unless specifically permitted by the Board of Directors. This restriction does not prevent the employee from making passive investments, so long as the investment does not require the employee's services in a manner that would impair the performance of his duties under the employment agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        In 2003, the Compensation Committee was comprised of six independent, non-employee directors. The Compensation Committee is responsible for, among other things, establishing remuneration levels for officers (including the Named Executive Officers) of the Company and establishing and administering executive compensation programs.

        Our compensation policies have been structured to link the compensation of our executive officers with enhanced stockholder value. Through the establishment of short-term and long-term incentive plans, we seek to align the financial interests of the executive officers with those of our stockholders.

Executive Compensation Philosophy

        In designing our compensation programs, we believe that compensation should reflect the value created for stockholders while supporting the business strategies and long-range plans of the Company and the markets it serves. In doing so, the compensation programs reflect the following themes:

          A compensation program that stresses our financial performance and the executive officers' individual performance.

          A compensation program that strengthens the relationship between pay and performance by providing variable, at-risk compensation that is reflective of current market practices and comparable executive rates and is dependent upon the level of success in meeting specified Company and individual performance goals.

          A compensation program that seeks to align the financial interests of the executive officers with those of our stockholders.

          A compensation program that is reasonable, performance-based, and consistent with the Company's overall compensation objectives designed to retain key members of management.

          An annual incentive plan that supports a performance-oriented environment and which generates a portion of compensation based on the achievement of performance goals, with superior performance resulting in total annual compensation above competitive levels.

          A long-term incentive plan that is designed to reward executive officers for long-term strategic management of the Company and the enhancement of stockholder value.

        In determining compensation for our executive officers, the Compensation Committee surveys each company in Realty Income's peer group and examines each peer company's performance (including total return and FFO growth) and compensation levels for executive officers. The Compensation Committee then evaluates Realty Income's performance to determine whether compensation levels for its executive officers are appropriate (relative to compensation levels for executive officers of its peer group companies) in light of each executive officer's individual contribution to Realty Income's performance. If appropriate, the Compensation Committee will adjust compensation paid to Realty Income's executive officers. The Compensation Committee believes that the compensation paid to each of its executive officers is in line with the compensation paid to executive officers of its peer group companies.

Base Salary of Executive Officers (other than the Chief Executive Officer)

        In approving the base annual salary for Messrs. Malino, Meurer, Pfeiffer and Selman, the Compensation Committee considered several factors, including the scope of the individual's responsibilities, comparable base salaries for similar positions in the real estate, REIT and financial services industries, the cost of living, the historical financial results of the Company and the anticipated financial performance of the Company.

Annual Cash Bonus

        The annual cash incentive is designed to supplement the pay of executive officers (and other key management personnel) so that overall total cash compensation (salary and bonus) is competitive in the industry and properly rewards the executive officers for their efforts in achieving their objectives. The Summary Compensation Table shows cash incentive bonuses paid to the named executive officers for 2003.

Long-Term Incentive Compensation Awards

        The Compensation Committee awards grants of restricted stock that vest over ten years. Restricted stock grants are designed to increase senior management's stock ownership in the Company, motivate executives to improve long-term stock price and dividend performance, encourage long-term dedication to the Company, and to operate as an executive retention mechanism for the Company's key members of management. The restricted stock granted for 2003 vests evenly over ten years. Dividends are paid on the entirety of the grant from the date of the grant.

Chief Executive Officer Compensation

        The compensation for our chief executive officer for 2003 was determined on the same general basis as discussed above for the executive officers. In addition, our chief executive officer is evaluated on the basis of the Company's financial and non-financial achievements. These performance measures include funds from operations performance, total return to shareholders, portfolio stability and diversification, lease rollovers, financing strategies and new investment activity.

Section 162(m) of the Internal Revenue Code of 1986, as amended

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits the deductibility of compensation paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company. To qualify for deductibility under Section 162(m), compensation (including base salary, annual bonus, stock option exercises, compensation attributable to restricted stock vesting and nonqualified benefits) in excess of $1,000,000 per year paid to each of these executive officers generally must be "performance-based" compensation as determined under Section 162(m). While the Committee's intention is, to the greatest extent reasonable, to structure compensation so that it satisfies the "performance based" compensation requirements under Section 162(m), the Committee will balance the costs and burdens involved in doing so against the value to the Company and its stockholders of the tax benefits to be obtained by the Company. Accordingly, the Committee reserves the right to design programs that recognize a full range of performance criteria important to the Company's success, even where the compensation paid under such programs may not be fully deductible as a result of Section 162(m).

        Despite the fact that the Company's incentive bonuses and stock-related awards are determined based on the evaluation of the Company's performance and take into consideration certain financial and strategic goals, the Committee does not apply these factors on a strict formulaic basis. As a result, the Company's incentive bonuses and stock-related awards may not satisfy the "performance based" compensation requirements of Section 162(m). The Committee believes that because the Company qualifies as a REIT under the Code and generally is not subject to Federal income taxes, the payment of compensation that does not satisfy the requirements of Section 162(m) does not have a material adverse consequence to the Company, provided the Company continues to distribute at least 100% of its taxable income.

        Submitted on March 9, 2004 by the members of the Compensation Committee of the Company's Board of Directors.

  Donald R. Cameron, Chairman
  Kathleen R. Allen, Ph.D.
  Roger P. Kuppinger
  Michael D. McKee
  Willard H. Smith Jr

The above report of the Compensation Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Dr. Allen and Messrs. Cameron, Clark, Kuppinger, McKee and Smith each served on the Compensation Committee during 2003. None of Dr. Allen and Messrs. Cameron, Kuppinger, McKee and Smith is or has been an officer or employee of the Company. Mr. Clark was formerly the Chief Executive Officer of the Company until May 1997. None of the members of the Compensation Committee have any financial relationship with the Company other than as disclosed herein.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Company's Board of Directors is comprised of independent directors as required by the listing standards of the NYSE. The Audit Committee operates pursuant to a written charter as required by the NYSE and the rules and regulations of the Securities and Exchange Commission (the "Commission") and adopted by the Board of Directors.

        The role of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company's financial statements as well as the Company's financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

        In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2003 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent auditors' provision of tax preparation, tax consulting services and other non-audit services to the Company is compatible with maintaining the auditors' independence.

        Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Commission.

        Submitted on March 9, 2004 by the members of the Audit Committee of the Company's Board of Directors.

  Roger P. Kuppinger, Chairman
  Kathleen R. Allen, Ph.D.
  Donald R. Cameron
  Willard H. Smith Jr

STOCK PERFORMANCE GRAPH

        The chart below compares the performance of our Common Stock with the performance of an index including all securities for U.S. companies listed on Standard & Poor's 500 Total Return Index (the "S&P 500 Total Return Index") and of a peer group of companies, measuring the changes in common stock prices for the five-year period from December 31, 1998 through December 31, 2003. The chart assumes an investment of $100 on December 31, 1998, and as required by the Commission, all values shown assume the reinvestment of all distributions, if any, and, in the case of the peer group, are weighted to reflect the market capitalization of the component companies. The peer group consists of Commercial Net Lease Realty, Inc., Capital Automotive REIT, Entertainment Properties Trust, Getty Realty Corporation, Lexington Corporate Properties Trust. and U.S. Restaurant Properties, Inc., each of which is a real estate investment trust.

	Period Ending
Index
	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Realty Income Corporation	100.00	90.90	120.62	154.53	196.97	239.53
S&P 500	100.00	121.11	110.34	97.32	75.75	97.51
Realty Income Peer Group	100.00	79.28	90.86	147.62	177.66	248.36

SECTION 16(a)BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities (collectively, "Insiders"), to file with the Commission initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities of the Company. Insiders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on our review of copies of Forms 3, 4 and 5, and the amendments thereto, received by the Company for the year ended December 31, 2003, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, we believe that during the year ended December 31, 2003, all filing requirements were complied with by our executive officers, directors and beneficial owners of more than ten percent of our stock.

RELATED PARTY TRANSACTIONS

        The Company's headquarters is leased from The William E. Clark, Jr. and Evelyn J. Clark Family Trust, of which Mr. Clark, a director of the Company, is a co-trustee with his wife. This lease expires in August 2005. During 2003, the Company paid this Trust approximately $410,000 in rent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of March 3, 2004 certain information with respect to the beneficial ownership of shares of our Common Stock by (i) each director and Named Executive Officer and (ii) all directors and executive officers of the Company as a group. We do not know of any person who beneficially owns 5% or more of the outstanding shares of our Common Stock. Except as otherwise noted, we believe the beneficial owners of shares of our Common Stock listed below, based on information furnished by those owners, have sole voting and investment power with respect to their shares.

Name of Beneficial Owner	Shares of Beneficial Ownership of Common Stock of the Company	Percent of Class
William E. Clark, Jr. (1)	451,352	1.2%
Thomas A. Lewis	192,423	0.5
Gary M. Malino (2)	115,375	0.3
Donald R. Cameron (3)	37,300	0.1
Mark G. Selman (4)	36,802	0.1
Michael D. McKee (5)	35,000	0.1
Willard H. Smith Jr (6)	34,000	0.1
Roger P. Kuppinger (7)	33,950	0.1
Paul M. Meurer	29,500	0.1
Michael R. Pfeiffer (8)	18,233	0.1
Kathleen R. Allen, Ph.D. (9)	13,000	*
All directors and executive officers of the Company, as a group (12 persons) (10)	1,036,235	2.7%

*
Less than one-tenth of one percent

(1)
Mr. Clark's total includes 444,874 shares owned of record by The William E. Clark, Jr. and Evelyn J. Clark Family Trust, of which he is a trustee and 449 shares owned of record by his wife. Mr. Clark disclaims beneficial ownership of the shares owned of record by his wife.

(2)
Mr. Malino's total includes 64,782 shares owned of record by the Malino Revocable Living Trust dated August 14, 1999, of which he is a trustee and 206 shares owned of record by his wife, as to which he disclaims beneficial ownership. Mr. Malino's total includes 6,666 shares subject to options that are exercisable within 60 days of March 3, 2004.

(3)
Mr. Cameron's total includes 10,900 shares owned of record by the Cameron, Murphy and Spangler, Inc. Amended and Restated Pension Trust dated April 1, 1984, of which he is the trustee. Of the 10,900 shares, 10,000 shares are in the account of Mr. Cameron, 500 shares are in the account of Fiona Cameron, 200 shares are in the account of Lachlan Cameron and 200 shares are in the account of Gwen Jenkins. Mr. Cameron's total includes 20,000 shares subject to options that are exercisable within 60 days of March 3, 2004. Mr. Cameron disclaims beneficial ownership of the 900 shares owned by the Cameron, Murphy and Spangler, Inc. Amended and Restated Pension Trust in the accounts of Fiona Cameron, Lachlan Cameron and Gwen Jenkins.

(4)
Mr. Selman's total includes 9,282 shares owned of record by the Selman Revocable Living Trust, of which he is a trustee.

(5)
Mr. McKee's total includes 15,000 shares subject to options that are exercisable within 60 days of March 3, 2004.

(6)
Mr. Smith's total includes 5,000 shares subject to options that are exercisable within 60 days of March 3, 2004.

(7)
Mr. Kuppinger's total includes 3,350 shares owned of record by the Kuppinger Trust, of which he is a trustee and 25,000 shares subject to options that are exercisable within 60 days of March 3, 2004.

(8)
Mr. Pfeiffer's total includes 2,833 shares owned of record by the Pfeiffer Revocable Living Trust dated February 15, 1994, of which he is a trustee.

(9)
Dr. Allen's total includes 5,000 shares subject to options that are exercisable within 60 days of March 3, 2004.

(10)
See notes (1) though (9).

Equity Compensation Plan Information

        The following table sets forth certain equity compensation plan information as of March 3, 2004:

Plan Category (1)	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (2)
Equity compensation plans approved by security holders	121,504	$25.03	2,299,270
Equity compensation plans not approved by security holders	—	—	—

Total	121,504	$25.03	2,299,270

(1)
Each of our equity compensation plans has been approved by our stockholders.

(2)
Of these shares, 585,270 are attributable to a plan that expires in May 2004.

AUDITORS

        Subject to its discretion to appoint other auditors if it deems such action appropriate, the Audit Committee has appointed KPMG LLP as our auditors for the current fiscal year. The Board of Directors has been advised that KPMG LLP is independent with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire and to respond to appropriate questions from stockholders.

        The Audit Committee, or a designated Audit Committee member, must pre-approve audit and non-audit services to be performed by the independent auditor, unless such services fall within the de minimus exception established by the SEC. Pre-approval will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the independent auditor, provided (i) the policies and procedures are detailed as to the particular service, (ii) the Audit Committee is informed of each service provided and (iii) such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Exchange Act to the Company's management. In the aggregate, 2% of the fees in each of the categories listed below related to tax engagements for which the pre-approval requirement was waived under the de minimus exception.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees Paid to Independent Auditor

        The fees paid to KPMG LLP, the Company's independent auditor, relating to 2003 and 2002 were as follows:

	2003	2002
Audit fees (1)(2)	$234,884	$176,350
Audit-related fees	0	0
Tax fees (3)	81,933	77,713
All other fees	0	0

Total	$316,817	$254,063

(1)
Includes the aggregate fees billed by KPMG LLP for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q of $108,000 in 2003 and $97,000 in 2002.

(2)
Includes the aggregate fees billed by KPMG LLP for the issuances of comfort letters to underwriters and review of registration statements in connection with the issuance of consents of $126,884 in 2003 and $79,350 in 2002.

(3)
Includes the aggregate fees billed by KPMG LLP for tax services. Tax services consisted of tax return preparation and tax compliance. Includes $20,600 and $19,750 paid in 2003 and 2002, respectively, by our subsidiary, Crest Net.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        In order for stockholder proposals otherwise satisfying the eligibility requirements of Commission Rule 14a-8 to be considered for inclusion in our Proxy Statement, they must be received by us at our principal office, 220 West Crest Street, Escondido, CA 92025 on or before November 28, 2004.

        In addition, if a stockholder desires to bring business (including director nominations) before our 2005 Annual Meeting that is not the subject of a proposal timely submitted for inclusion in our Proxy Statement, written notice of such business, as currently prescribed in our Bylaws, must be received by our Secretary between November 27, 2004 and December 27, 2004. For additional requirements, a stockholder may refer to our Bylaws, Section 12, "Nominations and Stockholder Business," a copy of which may be obtained from the Company's Secretary. If we do not receive timely notice pursuant to our Bylaws, the proposal will be excluded from consideration at the meeting.

YOUR PROXY IS IMPORTANT
WHETHER YOU OWN FEW OR MANY SHARES
Please date, sign and mail the enclosed Proxy Card today.

Appendix A

REALTY INCOME CORPORATION
AUDIT COMMITTEE CHARTER

        This Audit Committee Charter was adopted by the Board of Directors (the "Board") of Realty Income Corporation (the "Company") on February 17, 2004.

I. Purpose

        The purpose of the Audit Committee (the "Committee") is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and independent auditor. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

        In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

        Notwithstanding the foregoing, the Committee's responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the Company's financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company's quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company's internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the "internal auditor") and the Company's independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

        Further, auditing literature, particularly Statement on Auditing Standards No. 100, defines the term "review" to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term "review" as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II. Membership

        The Committee shall consist of no fewer than three members of the Board. Each Committee member shall be financially literate as determined by the Board in its business judgment or must become financially literate within a reasonable period of time after his or her appointment to the Committee. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have accounting or related financial management expertise as determined by the Board in its business judgment. In addition, either at least one member of the Committee shall be an "audit committee financial expert" within the definition adopted by the SEC or the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") the reasons why at least one member of the Committee is not an "audit committee financial expert."

        Each Committee member shall satisfy the independence requirements of the New York Stock Exchange and Exchange Act Rule 10A-3(b)(1). No Committee member may simultaneously serve on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and such determination is disclosed in the Company's annual proxy statement.

        The members of the Committee, including the Chair of the Committee, shall be appointed by the Board on the recommendation of the Nominating/Corporate Governance Committee. Committee members may be removed from the Committee, with or without cause, by the Board.

III. Meetings and Procedures

        The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

        The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

        All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

        The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV. Powers and Responsibilities

  Interaction with the Independent Auditor

        1.    Appointment and Oversight.    The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

        2.    Pre-Approval of Services.    Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company's engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Company's management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

        3.    Independence of Independent Auditor.    The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company. In conducting its review:

            (i)  The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm's internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

           (ii)  The Committee shall discuss with the independent auditor its independence from the Company, and obtain and review a written statement prepared by the independent auditor describing all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, and consider the impact that any relationships or services may have on the objectivity and independence of the independent auditor.

          (iii)  The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

          (iv)  The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

           (v)  The Committee shall, if applicable, consider whether the independent auditor's provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

  Annual Financial Statements and Annual Audit

        4.    Meetings with Management, the Independent Auditor and the Internal Auditor.

            (i)  The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

           (ii)  The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the Company's financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

          (iii)  The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        5.    Separate Meetings with the Independent Auditor.

            (i)  The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management's responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and (C) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

           (ii)  The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor's engagement letter, independent auditor's independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

          (iii)  The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as then in effect.

        6.    Recommendation to Include Financial Statements in Annual Report.    The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

  Quarterly Financial Statements

        7.    Meetings with Management and the Independent Auditor.    The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  Internal Audit

        8.    Appointment.    The Committee shall review the appointment and replacement of the internal auditor.

        9.    Separate Meetings with the Internal Auditor.    The Committee shall meet periodically with the Company's internal auditor to discuss the responsibilities, budget and staffing of the Company's internal audit function and any issues that the internal auditor believes warrant audit committee attention. The Committee shall discuss with the internal auditor any significant reports to management prepared by the internal auditor and any responses from management.

  Other Powers and Responsibilities

        10.    The Committee shall discuss with management and the independent auditor the Company's earnings press releases (with particular focus on any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

        11.    The Committee shall discuss with management and the independent auditor any related-party transactions brought to the Committee's attention which could reasonably be expected to have a material impact on the Company's financial statements.

        12.    The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company's financial statements, financial reporting process, accounting policies or internal audit function.

        13.    The Committee shall discuss with the Company's General Counsel or outside counsel any legal matters brought to the Committee's attention that could reasonably be expected to have a material impact on the Company's financial statements.

        14.    The Committee shall request assurances from management, the independent auditor and the Company's internal auditors that the Company's foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of related party transactions.

        15.    The Committee shall discuss with management the Company's policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company's significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

        16.    The Committee shall set clear hiring policies for employees or former employees of the Company's independent auditor.

        17.    The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

        18.    The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements for inclusion in each of the Company's annual reports.

        19.    The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, the performance of the Company's internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

        20.    The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee's compliance with this Charter.

        21.    The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

REALTY INCOME CORPORATION 220 WEST CREST STREET ESCONDIDO, CA 92025-1707	AUTHORIZE PROXY BY INTERNET - www.proxyvote.com
Use the Internet to transmit proxy and voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 10, 2004. Have the proxy card in hand when accessing the web site and follow the instructions listed on the web site.

AUTHORIZE PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit proxy and voting instructions up until 11:59 P.M. Eastern Time on May 10, 2004. Have the proxy card in hand when calling and follow the simple instructions the VoteVoice provides.
VOTE BY MAIL Mark, sign and date the proxy card and return it in the postage-paid envelope provided or return it to Realty Income Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

YOUR VOTE IS IMPORTANT TO THE COMPANY WHETHER YOU OWN FEW OR MANY SHARES. Please complete, date and sign the attached proxy card and return it in the accompanying postage-paid envelope, even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	REALT1 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
REALTY INCOME CORPORATION
The Board of Directors recommends a vote FOR Proposal 1. Election of Directors	For All	Withhold All	For All Except	To withhold authority to vote for an individual nominee, mark "For All Except" and write the nominee's number on the line below.
Nominees: 01) Roger P. Kuppinger, 02) Michael D. McKee	☐	☐	☐

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED
ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.

For address changes and/or comments, please check this box ☐ and write them on the back where indicated		Yes No

Please date this proxy and sign it exactly as your name appears. When shares are held jointly, each holder must sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the president or other authorized officer. If shares are held by a partnership, please sign in partnership name by an authorized person.	Please indicate if you plan to attend this meeting	☐ ☐

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

        YOUR VOTE IS IMPORTANT TO THE COMPANY WHETHER YOU OWN FEW OR MANY SHARES. Please complete, date and sign the attached proxy card and return it in the accompanying postage-paid envelope, even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
MAY 11, 2004

The undersigned hereby appoints Michael R. Pfeiffer and Gary M. Malino or either of them as proxy for the undersigned, with full power of substitution in each of them, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock of Realty Income Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 A.M. (local time) on May 11, 2004, at the Center for the Arts, 340 North Broadway, Escondido, California 92025, and any adjournment or postponement thereof with all powers possessed by the undersigned if personally present at the meeting .

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

YOUR VOTE IS IMPORTANT TO THE COMPANY WHETHER YOU OWN FEW OR MANY SHARES. Please complete, date and sign the attached proxy card and return it in the accompanying postage-paid envelope, even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Change/Comments:

(If address change/comments have been noted above, please mark the corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
SECTION 16(a)BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATED PARTY TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AUDITORS
PRINCIPAL ACCOUNTANT FEES AND SERVICES
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
Appendix A REALTY INCOME CORPORATION AUDIT COMMITTEE CHARTER